Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,400,000,000
Previously Paid Amount	0
Total Fee Amount	214,340
Total Offset Amount	10,847.22
Net Fee	$ 203,492.78